SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      March 31, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-1,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-1).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018-03            41-1836604
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-1, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-1, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated March 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
              March 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date March 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co $995,481.23      $469,277.70   $70,470,983.62


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated March 25, 1997.



              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Mar-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  33123464.85   995481.23   180798.91    1176280.14  32127983.62
 A-2  21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3  16763000.00        0.00   104768.75     104768.75  16763000.00
  S   71550049.76 NA             59625.04      59625.04  70303716.26
  R            NA NA                 0.00          0.00 NA


Total 71466464.85   995481.23   469277.70    1464758.93  70470983.62

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  21.91241977  3.97972507 25.89214484  707.19752630       6.5500%
 A-2   0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3   0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a)  0.00000000  0.70818851  0.70818851  835.02307476       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         853197.41
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               4276.33
                                                                      857473.74

   Principal Collections (Regular Installments)                       138543.01
   Principal Collections (Curtailments and Paid in Fulls)             578341.70
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                             38156.39
                                                                      755041.10

   Collected Amount                                                  1612514.84
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions          491.05
   Distribution Amount                                               1613005.89
   Insured Payments                                                        0.00
   Amount Available                                                  1613005.89

ii)  Pool Balance Information:
     Beginning Pool Balance                 71550049.76
     less: Principal Collections              716884.71






     less: Principal Losses                 70833165.05
     Ending Pool Balance                      529448.79

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                       Distributions Distributions
          Class A-2                          0.72910995   0.70719753
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount      Amount        Amount       Shortfall
     Class A Principal Distribution Amount    409652.66    409652.66       0.00
      (limited to the Overcolleralization Amount)
      Class A Distribution of                      0.00         0.00       0.00
       Distributable Excess Spread
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                       14651.61
      Servicer Fee                                                     14534.88
      Master Servicer Fee                                              74531.30
      Master Servicer Reimbursement                                     4770.00
      Trustee Fee                                                      30013.78
      Premium                                                           2385.00
      Reimbursement Amount distributed to the Certificate Insurer      22012.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 9.5272%
        60+ Delinquency Percentage (Rolling Three Month)                 3.8609%
        Annual Default Percentage (Three Month Average)                  9.2739%
        Cumulative Default Percentage                                    4.8589%


viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          7366952.31
         Overcollateralization Amount (before distributions)           83584.91
         Overcollateralization Amount (after distributions)           362181.43


ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            529448.79 3887018.18
           Principal Balance of Credit Support Multiple    529448.79 3887018.18


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed           30          95     553242.97   1761297.84






    Claims Pending         51          NA     951370.85           NA
    Claims Paid             1           1      24163.56     24163.56


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        March 31, 1997